UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 30, 2018

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street Suite 5100 Pittsburgh, Pennsylvania		15219-2706

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the meeting of the Kennametal Inc. Board of Directors (“Board”) on October 30, 2018, the Board made the following changes to the committees of the Board with appointments effective as of January 1, 2019:
The members of the Board appointed to the Audit Committee shall be: William M. Lambert (Chair); Cindy L. Davis; Lorraine M. Martin; Timothy R. McLevish and Sagar A. Patel. The members of the Board appointed to the Compensation Committee shall be: Steven H. Wunning (Chair); Joseph Alvarado; and William J. Harvey. The members of the Board appointed to the Nominating/Corporate Governance Committee shall be: William J. Harvey (Chair); Joseph Alvarado; Cindy L. Davis; and Steven H. Wunning.
The members of the Board shall serve as committee members of the above-referenced committees until successors have been chosen and elected or until a committee’s member’s earlier resignation or removal.

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareowners of Kennametal Inc. (the Company) on October 30, 2018, the Company's Shareowners voted on the election of ten directors with terms to expire in 2019, the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2019 and an advisory vote on executive compensation. The 77,978,260 shares present in person or represented by proxy at the meeting were voted as described below.

I.	The ten directors listed below were elected to serve as directors until the next annual meeting of Shareowners in 2019 and until their successors are duly elected and qualified by the following vote:

	For	Against	Withheld	Broker Non-Votes
Joseph Alvarado	73,922,831	—	334,975	3,720,454
Cindy L. Davis	73,883,196	—	374,610	3,720,454
William J. Harvey	73,912,793	—	345,013	3,720,454
William M. Lambert	73,895,066	—	362,740	3,720,454
Lorraine M. Martin	73,928,775	—	329,031	3,720,454
Timothy R. McLevish	72,434,944	—	1,822,862	3,720,454
Sagar A. Patel	73,867,735	—	390,071	3,720,454
Christopher Rossi	73,489,515	—	768,291	3,720,454
Lawrence W. Stranghoener	73,289,041	—	968,765	3,720,454
Steven H. Wunning	72,988,429	—	1,269,377	3,720,454

II.
The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019 was approved by the following vote:

	For	Against	Abstained	Broker Non-Votes
PricewaterhouseCoopers LLP	76,977,317	913,471	87,472	—

III.	The advisory vote on executive compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement, was approved on an advisory basis by the following vote:

	For	Against	Abstained	Broker Non -Votes
Executive compensation	71,583,984	2,498,046	175,776	3,720,454

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date: November 1, 2018	By:	/s/ Michelle R. Keating
Michelle R. Keating
Vice President, Secretary and General Counsel